LEASE AGREEMENT
                             WITH OPTION TO PURCHASE


STATE OF NORTH CAROLINA    )
                           )
COUNTY OF ROWAN            )

                                    Recitals


         A. John H. Beard and Alexander P. Beard, Trustees under the Will of Bryce Parker Beard, ("Landlord"), owns that certain real property in the City of Salisbury, Rowan County, North Carolina more fully described as follows:

         See Attached Exhibit "A"

Said real property plus the buildings and improvements thereon shall hereinafter be referred to as the "Leased Premises."

         B. BRC Components, Inc. ("Tenant"), an Alabama corporation,  desires to
lease  the  Leased   Premises  from  Landlord  upon  the  terms  and  conditions hereinafter set forth.

                  NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

                  That, for value received, Landlord and Tenant have agreed:

         1.       Leased Premises.

                  1.1: Lease. Pursuant to the terms of this Lease Agreement ("Lease"), and subject to the provisions of Section 1.2 below, Landlord hereby leases and lets unto Tenant and Tenant does hereby take from Landlord the Leased Premises.

                  1.2: Modifications and Repairs by Landlord. Landlord agrees, at its sole expense, to make the following modifications and repairs to the Leased Premises, prior to occupancy by Tenant, to make the Leased Premises suitable to Tenant's needs and uses:

                  1. Remove all steel I beams and mezzanine from inside warehouse that are not part of building structure.

                  2. All plumbing and electric fixtures and wiring must be in good working order and meet all local and state codes.

                  3. Install 18' wide door on front of warehouse next to offices. Must allow for van truck entry and cushion tire forklift passage.

                  4. Alarm system must be in good working order and offer security for offices and warehouse.

                  5.       Minimum  of 4 gas (2 @  warehouse  section)   heaters
                  must  be in good operating order.

                  6. Provide Tenant with a current survey of property lines with boundaries and corners marked.

         2.  Term.

                  2.1: Initial Term. The initial term of this Lease is for a period of 5 years commencing as of April 1, 1999 ("Commencement Date") and ending on March 31, 2004. Notwithstanding the foregoing, if the Leased Premises are occupied by Tenant after the Commencement Date, the initial term of this Lease shall be deemed to have commenced on the date of Tenant's occupancy and the termination date of the initial term shall remain the same as stated above.

                  (a) Termination. After the first thirty-six (36) months of the original term of this lease, Tenant shall have the right during the remainder of the original term or any renewal term of this lease to terminate this lease without penalty, at any time by giving Landlord ninety (90) days prior written notice of termination.

                  2.2: Renewal Term. Tenant shall have the option to renew this Lease for three (3) additional terms of five (5) years each, by written notice of such renewal delivered to Landlord, before or after expiration of this Lease, under the same terms, conditions and covenants set forth herein, except that the rents payable hereunder shall be adjusted as set forth in Section 3.2.
         3.        Rents.

                  3.1: Initial Term. As rent for the Leased Premises during the initial term, Tenant shall pay the rent at Landlord's real estate agent's offices, Fowler Agency, Inc., 503 Faith Road, P. O. Box 157, Salisbury, N.C. 27145-0157 payable in 60 equal monthly installments of Six Thousand and No/100 ($6,000.00) Dollars each; the first of such installment shall be due and payable on or before the Commencement Date, Landlord further agrees to abate and waive the rent after the first payment until thirty (30) days after the building is ready for occupancy by Tenant and occupied by Tenant, and thereafter a similar payment shall be due and payable on or before the first day of each successive calendar month thereafter until all of such monthly installments have been so paid. In the event that the Leased Premises are occupied by Tenant on a day other than the first day of a month, rent for such partial month shall be calculated and paid on a prorated basis according to the number of days in such month the Leased Premises are occupied by Tenant.

                  3.2: Renewal Term. In the event Tenant exercises its right to renew this lease for any of the three (3) additional five (5) year terms, as set forth above, the rent payable hereunder shall be adjusted effective as of the first day of the renewal term in accordance with this Section 3.2. Effective March 1, 2004, the monthly rent payment due pursuant to this Lease shall be adjusted to an amount equal to the product obtained by multiplying Six Thousand and No/100 ($6,000.00) Dollars by a fraction, the numerator of which is the Consumer Price Index For All Urban Consumers, U.S. City Average, For All Items, as published by the U.S. Bureau of Labor Statistics (the "CPI Index") for February 1, 2004, and the denominator of which is the CPI Index for March, 1999. The monthly rent payment calculated pursuant to the preceding sentence shall then remain constant during the remainder of that renewal term. The rent adjustment for any other renewal terms shall be calculated in the same manner by moving the dates forward for each five year term.

         4.       Insurance.

                  4.1: Required Coverage. Landlord, at its sole cost and expense, will obtain and maintain, with insurance carriers duly licensed to do business in North Carolina, the following insurance coverages with respect to the Leased Premises:

                           (a) Fire and    extended    coverage insurance  in an
amount not less   the   full   replacement cost or $1,000,000.00, whichever   is
greater, of the Leased Premises.

                           (b) At Tenant's option and expense, fire and extended
coverage insurance in an amount   to be   determined by Tenant insuring Tenant's
contents in the Leased Premises.

                  4.2 Tenant, at its sole expense, shall maintain general liability insurance in an amount not less than $1,000,000 per person and $1,000,000 per occurrence for bodily injury and $1,000,000 for property damage.

Each such insurance policy shall name Landlord and Tenant as insured parties and shall include Landlord's mortgage lender, if any, as a loss payee as its interest may appear. Landlord and Tenant shall each furnish to the other certificates or other evidence of the required insurance coverage prior to Tenant's occupancy of the Leased Premises. Prior to the expiration of any such coverage, Landlord and Tenant shall furnish to the other evidence of the continuation of such coverage.

                  4.3 Waiver of Subrogation Rights. Landlord and Tenant hereby waive their respective rights of subrogation against the other for all claims and causes whatsoever arising out of any injury upon or loss or damage to the Leased Premises or any part thereof resulting from a risk or peril included within the insurance policies herein required and/or purchased by either party.

         5. Taxes. Landlord and Tenant shall each pay one half (1/2) before they become delinquent, all ad valorem taxes lawfully levied or assessed against the Leased Premises during the term of this Lease. The 1999 taxes shall be pro-rated as of the occupancy date by Tenant. Landlord shall be responsible for the payment of all such taxes for any period prior to the Commencement Date. Landlord and Tenant shall each pay such taxes directly to the taxing authority entitled to receive such payment; provided, however, Landlord and/or Tenant reserves the right to contest any such tax. In the event of any such contest by Tenant, Tenant does not have to pay the contested tax so long as Tenant diligently pursues such contest in accordance with the applicable administrative procedures and applicable law. Notwithstanding the foregoing, however, during the course of any such contest, Tenant shall at all times protect and preserve Landlord's title to the Leased Premises, and, if necessary to protect and preserve Landlord's title thereto, Tenant shall pay the contested tax or post appropriate bond therefor prior to allowing the taxing authority to take any action to enforce its tax lien against the Leased Premises.

         Tenant shall pay, before they become delinquent, all taxes on Tenant's inventory, contents, and equipment placed on the Leased Premises by Tenant. Tenant may contest as provided above.

         6. Repairs and Maintenance. After execution of this lease and prior to occupancy by Tenant, Landlord shall cause the building and its plumbing, electrical, lighting, heating and air conditioning, and the roof of the building to be placed in good condition and repair, including, if necessary, the replacement of any such items worn out or obsolete; and thereafter Tenant will maintain the interior of the building, plumbing, electrical, heating and air conditioning units for minor repairs, normal wear and tear excepted, during the original terms of this lease or any renewal.

         However, should any item wear out, become obsolete, or need replacement, during the original term of this lease or any renewal, then and in that event, Landlord shall replace such item including but not limited to the heating and air conditioning units which Tenant will maintain thereafter for minor repairs. Landlord, at its expense, shall be responsible for the maintenance and replacement of the roof on the building and the exterior of the building.

         Tenant shall repair any damage to the interior of the building caused by its negligence, normal wear and tear excepted. In the event Landlord should fail to maintain or replace the items of its responsibility the Leased Premises, and such failure should continue for a period of 30 days after Tenant's written notice to Landlord thereof, or if such failure cannot be reasonably be cured within the said 30 days and Landlord shall not have commenced to cure such failure within said 30 days and shall not thereafter with reasonable diligence and good faith proceed to cure such failure, Tenant shall have the right (but not the obligation) to cause repairs or corrections to be made, and the costs thereof shall be deducted by Tenant on the next rental installments until Tenant is paid in full.

         7. Inspection. Landlord and Landlord's authorized agents shall have the right to enter the Leased Premises during Tenant's normal business hours of operation for the purpose of inspecting the general condition and state of repair of the Leased Premises.

         8. Use. Tenant may occupy and use the Leased Premises for the general office and/or supply and warehouse facilities in connection with Tenant's business and/or for any other lawful purpose.

         9. Utilities. As of the Commencement Date, Landlord shall provide the normal and customary utility connections that are currently in use into the Leased Premises. Tenant shall pay the cost of all utility services, including but not limited to, all charges for gas, water and electricity used on the Leased Premises and all costs of garbage and trash removal and sewer services.

         10.      Fire and Casualty Damage.

                  10.1: Total. If the Leased Premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged that rebuilding or repairs cannot reasonably be completed within 90 working days from the date of the occurrence of the damage, this Lease may terminate at the option of Tenant, otherwise, repairs will be completed and the Lease continue with an abatement of rent for the time the building is unusable by Tenant.


                  10.2:  Partial.

                 (a) If the Leased Premises should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 90 working days from the date of the occurrence of the damage, this Lease shall not terminate, but Landlord shall, if the casualty has occurred prior to the final 180 days of the Lease term, or any renewal, at its sole cost and risk, proceed forthwith to rebuild or repair the Leased Premises to substantially the condition existing prior to such damage. If the casualty occurs during the final 180 days of the Lease term, Landlord shall not be required to rebuild or repair such damage unless Tenant notifies Landlord in writing within 60 days following the date of such damage that Tenant is exercising its right to renew this Lease or is exercising its option to purchase the Leased Premises, as the case may be. If Tenant does not exercise its right to renew this Lease or its option to purchase the Leased Premises and if Landlord does not elect to rebuild or repair such damage, then this Lease shall terminate, effective as of the date of said damage. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rents payable hereunder during the period in which it is untenantable shall be abated and/or adjusted equitably.

         11.      Hold Harmless.

                  11.1: By Tenant. Tenant shall indemnify, defend and save and hold Landlord harmless from and against any and all liabilities, losses, damages, claims, causes of action, attorney's fees and court costs, due to death, personal injury, property damage or financial loss arising out of or attributable to:

                           (a) Tenant's  operations   and   the conduct   of its
business upon the Leased Premises; or

                           (b) Any liability to any taxing  authority  resulting
from or in any way relating to any   tax abatements,   deductions or  exemptions
relating to Tenant's occupancy and  its contents in the Leased Premises.

If Landlord is made a party to any suit or action for damages arising from the negligence or actions of Tenant, its employees, invitees and/or agents, Tenant shall assume all of the burden, cost and expense of the defense or settlement of such cause or action, including reasonable attorney's fees in connection therewith, and Tenant shall promptly pay any judgment which may be obtained therein against Landlord.

         11.2. Landlord shall indemnify, defend, save, and hold Tenant harmless from and against any and all liabilities, losses, damages claims, causes of actions, attorney fees, and court costs due to death, personal injury, property damage or financial loss arising out of or attributed to Landlord's, its agents and employees, negligence and/or failure to properly maintain the Leased Premises, including the building and the roof thereon.

         12.      Condemnation.

                  12.1: Total. If, during the term of this Lease, all or a substantial part of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rents payable hereunder shall be abated during the unexpired portion of this Lease or any renewal effective as of the date of taking by the condemning authority.

                  12.2: Partial. If less than a substantial part of the Leased Premises shall be so taken or sold, this Lease shall not terminate but Landlord shall forthwith, at its sole expense, restore and reconstruct the Leased Premises, provided such restoration and reconstruction shall make the same tenantable and suitable for the uses for which the same are hereby leased by Tenant, in Tenant's sole determination. If the use of the Leased Premises shall be impaired by such taking or sale, the rents payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. If, in the opinion of Landlord and Tenant, such restoration and reconstruction cannot be completed within 90 days following the date of such taking or sale, Landlord or Tenant may elect to terminate this Lease by giving prior written notice thereof to the other party.

                  12.3: Condemnation Awards. Landlord and Tenant shall each be entitled to pursue, receive and retain separate condemnation awards, and portions of the lump sum awards, as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of Landlord and Tenant to such awards.

         13. Holding Over. Should Tenant hold over the Leased Premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rental equal to the rents paid for the last month of the term of this Lease. Nothing herein shall be deemed to be Landlord's consent to such holding over.

         14.      Default by Tenant.

                  14.1: Events. The following events shall be deemed to be events of default by Tenant under this Lease:

                             (a) If Tenant  shall  fail   to make   any of   the
payments  required  hereunder  and such   failure shall continue for a period of
15 days after receipt of written notice thereof by Tenant;

                             (b) If Tenant  shall fail to comply  with any term,
condition or covenant of this Lease, other than the payments set forth above, and shall not cure such failure within 30 days after receipt of written notice thereof by Tenant, or if such failure cannot reasonably be cured within the said 30 days and Tenant shall not have commenced to cure such failure within said 30 days and thereafter proceeded with reasonable diligence and good faith to cure such failure.
                  14.2: Remedies. Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies:

                             (a)  Terminate  this Lease,  in which event  Tenant
shall immediately surrender the Leased Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in rents, enter upon and take possession of the Leased Premises and expel or remove any agent, representative or employees of Tenant or any other person who may be occupying the Leased Premises or any part thereof;

                  14.3: No Waiver. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of the terms, conditions and covenants herein contained.

         15.      Assignment and Subleasing.

                  15.1: By Tenant. Tenant may not assign this Lease, or sublet the Leased Premises or any portion thereof, without obtaining the prior written consent of Landlord which consent will not be withheld unreasonably; provided, however, no consent shall be required for an assignment or sublease to a corporation, affiliate, or other business entity owned or controlled by, or under common control with, Tenant; provided further, however, no such permitted assignment or sublease shall relieve Tenant of its obligations hereunder unless Landlord otherwise consents in writing.

                  15.2: By Landlord. Landlord may assign or transfer all or any part of its interest in this Lease, subject to the terms and conditions of this Lease.

         16.      Alterations, Additions and Improvements.

                  16.1: In General. Except as otherwise set forth in this Lease, Tenant shall not make any alterations, additions or improvements (collectively hereinafter referred to as "Improvements") to the Leased Premises without the prior written consent of Landlord. Consent for Improvements shall not be unreasonably withheld by Landlord.

                  16.2: Warehousing Housing. Notwithstanding the foregoing, Landlord acknowledges that Tenant is occupying the Leased Premises initially for the purpose of supply and warehouse and general office facilities relating to Tenant's business, and Tenant intends to make improvements to the Leased Premises to accommodate its intended use thereof. Landlord hereby consents to the remodeling and construction of improvements contemplated by Tenant to prepare the Leased Premises for the Tenant's intended use thereof.

                  16.3: Machinery and Equipment. Tenant may, at any time and at its sole expense, erect or install machinery and equipment in or on the Leased Premises. Tenant shall have the right to remove all such machinery and equipment upon the termination of this Lease; provided, however, Tenant shall repair any damage done to the Leased Premises by such removal. Tenant shall have a period of up to 30 days after the termination of this Lease to remove all such items, and Tenant shall continue to pay rent at the monthly rental rate then in effect until Tenant has completed such removal process or notified Landlord that Tenant has abandoned any remaining items. All such items remaining on the Leased Premises after the expiration of such 30 day period shall become the property of Landlord, or Landlord may require Tenant to remove such items. All permanent improvements erected or installed on the Leased Premises shall become the property of Landlord and shall not be removed.

                  16.4: Signs. Tenant may erect and install such signs on or attached to the Leased Premises as Tenant desires, provided that Tenant shall at all times comply with all applicable laws, ordinances and regulations relating thereto, and Tenant shall remove all such signs at the termination of this Lease and repair any damage resulting from such removal.

                  16.5: Mechanics' Liens. Notwithstanding anything herein which might be deemed to be to the contrary, Tenant shall at all times protect and preserve the Leased Premises from and against any mechanic's lien created in connection with, or resulting from, any improvements to the Leased Premises by Tenant. Tenant reserves the right to contest any claim by any person who might be entitled to a mechanic's lien against the Leased Premises, at Tenant's sole risk and expense. In the event of any such contest, Tenant does not have to pay the contested amount so long as Tenant diligently pursues such contest in accordance with applicable law; provided, however, in the event any mechanic's lien is filed against the Leased Premises, Tenant shall file a bond to indemnify Landlord and the Leased Premises against the lien in accordance with the applicable provisions of the North Carolina Property Code prior to the time that any action to enforce the mechanic's lien may be taken by the claimant.

         17. Compliance with Law. During the term hereof, Tenant and Landlord shall comply with all governmental laws, ordinances and regulations applicable to the use of the Leased Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Leased Premises caused by Tenant, and if caused by Tenant, at Tenant's sole expense.

         18.      Quiet Enjoyment.

                  18.1: Landlord's Warranty. Landlord and its individual Trustees warrant that it owns the Leased Premises, free and clear of all encumbrances, and that it has the full right and power to execute and perform this Lease, with option to purchase and that Tenant, on payment of the rents and performance of the covenants herein contained, shall peaceably and quietly have, hold and enjoy the Leased Premises during the full term of this Lease. Landlord and its Trustees further agree to warrant and defend the title to the Leased Premises to Tenant and will be liable to Tenant for all damages, including attorney fees and expenses, regarding any defect in title or challenge to title by any other individual or entity.

         19. Exclusive Option to Purchase. At any time during the term of this Lease, or any renewal, Tenant shall have the exclusive option to purchase the Leased Premises on the terms and conditions set forth herein. Tenant may exercise this option by giving Landlord written notice of its election to do so in accordance with the notice requirements set forth in Section 23. In such event, the purchase price for the Leased Premises shall be $550,000, less any rental payment made in the first eighteen (18) months of the original lease term. Within 15 days after receipt of Tenant's notice exercising this option, Landlord shall cause Lawyers Title Insurance Corporation (or other title insurance company approved by Tenant) to furnish a commitment for title insurance reflecting the status of title to the Leased Premises. If Tenant objects to any of the matters affecting title to the Leased Premises, Tenant shall notify Landlord in writing within 15 days after Tenant's receipt of the title insurance commitment, and Landlord shall attempt to cure such objections. If Landlord is unable to cure any such objections within 15 days after receipt of Tenant's objections, Tenant may terminate its election to purchase the Leased Premises (in which event, Tenant may then exercise its right to renew this Lease pursuant to Section 2.2) or Tenant may waive such uncured objections and proceed to purchase the Leased Premises. Unless Landlord and Tenant otherwise agree, the closing of the sale of the Leased Premises shall occur at the title company within 30 days after the termination of this Lease. At the closing: (i) Tenant shall pay the full purchase price in cash or by certified or cashier's check, and (ii) Landlord shall execute and deliver a general warranty deed conveying title to the Leased Premises to Tenant free and clear of any liens created or caused by Landlord and shall cause the title company to deliver to Tenant, at Landlord's sole cost and expense, a title insurance policy issued by Lawyers Title Insurance Corporation (or another title insurance company approved by Tenant) insuring title to such property for the amount of the purchase price, subject only to the matters reflected on the title insurance commitment which remain in effect after the title curative process described above. Tenant shall pay rent at the rate then in effect with respect to the Leased Premises through the closing date. Each party shall be responsible for the normal and customary closing costs paid by a buyer and seller at a closing of this type; provided, however, Tenant shall be responsible for all ad valorem taxes as provided in this Lease. If Tenant does not exercise this option to purchase the Leased Premises during the initial term of this Lease, but does renew this Lease for any of the renewal terms, Tenant shall have the option to purchase the Leased Premises at any time during the renewal term on the same terms and conditions as set forth above, except that the purchase price shall be equal to the product obtained by multiplying $550,000 by a fraction, the numerator of which is the CPI Index for February, 2004 and the denominator is the CPI Index for March, 1999.

         20. Landlord's Environmental Warranty. Landlord warrants and represents that any use, storage, treatment, or transportation of hazardous substances which has occurred in or on the Premises before the date hereof has been in compliance with all applicable federal, state and local laws, regulations, and ordinances. Landlord additionally warrants and represents that no release, leak, discharge, spill, disposal, or emission of hazardous substances has occurred in, on, or under the Leased Premises and that the Leased Premises are free of hazardous substances as of the date hereof.

         Landlord agrees to indemnify and hold harmless the Tenant from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys, consultant, and expert fees) arising during or after the Lease from or in connection with the presence or suspected presence of hazardous substances in or on the Leased Premises unless the hazardous substances are present as a result of acts of Tenant, Tenant's agents, employees, contractors, or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred because of any investigation of the site or any cleanup, removal or restoration mandated by a federal, state, or local agency or political subdivision, unless the hazardous substances are present as a result of acts of Tenant, Tenant's agents, employees, contractors, or invitees. This indemnification shall specifically include any and all costs due to hazardous substances which flow, diffuse, migrate, or percolate into, onto, or under the Leased Premises after the Lease Term commences.

         21. Waiver of Default. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Lease shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

         22. Successors. The terms, conditions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors in interest.

         23. Notices. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when delivered personally or (whether actually received or not) when deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                  (a)  If to Landlord:

                           Fowler Agency, Inc.
                           P. O. Box 157
                           Salisbury, N.C.  27145-0157

                           John H. Beard
                           P. O. Box 1967
                           Salisbury, N.C.  28145

                  (b) If to Tenant:

                           BRC Components, Inc.
                           P.O. Box 758
                           Phil Campbell, Alabama  35581

                  (c) with a copy concurrently sent by either party  in a   like
                      manner to:

                           Lowe, Mobley & Lowe
                           ATTN: John W Lowe, Esq.
                           P.O. Box 576
                           Haleyville, Alabama  35565

         24. Severability. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid and unenforceable, the remainder of the Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

         25. Amendment. This Lease may not be amended except in a writing executed by both Landlord and Tenant.

         26. Entire Agreement. This Lease constitutes the sole agreement of Landlord and Tenant and supersedes any prior understanding or written or oral agreements respecting the subject matter.

         27. Memorandum of Lease Agreement. A duplicate original copy hereof may be recorded in the appropriate records of Rowan County, North Carolina, or instead Landlord and Tenant may execute, record and/or file a Memorandum of Lease Agreement which may by reference incorporate all of the terms hereof.

                  THUS  EXECUTED on the dates set forth below,  and    EFFECTIVE
for all purposes as of the last such date.


                                        LANDLORD:


Date:  March 8, 1999.                   /s/ John h. Beard
                                        ____________________________
                                        John H. Beard, Trustee under
                                        the Will of Bryce Parker
                                        Beard

                                        /s/ Alexander P. Beard
                                        ----------------------------
                                        Alexander P. Beard, Trustee
                                        under the Will of Bryce
                                        Parker Beard



                                        TENANT:

                                        BRC COMPONENTS, INC.,


Date:  March 4, 1999.                    By  /s/ Bob R. Sampson
                                             ------------------------
                                             Its President
STATE OF NORTH CAROLINA
COUNTY OF ____________

         I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that John H. Beard and Alexander P. Beard, Trustees under the Will of Bryce Parker Beard, whose names are signed to the forgoing conveyance, and who are known to me, acknowledged before me on this day, that, being informed of the contents of the conveyance, they executed the same voluntarily as of the date of this acknowledgement.

         Given  under my hand and  official  seal,  this the 8th day of  March,
1999.
                                          /s/
                                         ---------------------------------------
                                            Notary Public

                                         My Commission Expires:
                                         March 10, 2001
                                         ---------------------------------------

                                                                          (SEAL)
STATE OF ALABAMA
COUNTY OF WINSTON
         I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Bob R. Sampson, whose name as President of BRC Components, Inc., an Alabama corporation, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such office and with full authority, executed the same voluntarily for and as the act of said corporation as of the date of this acknowledgement.

         Given  under my hand and  official  seal,  this the 4th day of  March,
1999.
                                          /s/ Michelle Jones
                                         ---------------------------------------
                                         Notary Public

                                         My Commission Expires:
                                          May 8, 2000
                                         ---------------------------------------

                                                                          (SEAL)


                                    EXHIBIT A

         TRACT I: BEGINNING at an iron bolt on the northern margin of North Long Street, corner of Lot No. 5; thence with the northern margin of North Long Street North 62 deg. 30 min. East 600 feet to an "x" mark in a concrete drive; thence North 27 deg. 28 min. West passing an iron rod, 281.0 feet; thence South 58 deg. 18 min. West 601.62 feet to the corner of Lot No. 5; thence with the line of Lot No. 5 South 27 deg. 28 min. East 236.85 feet to the BEGINNING, as shown on plat of Taylor Manufacturing Company property by Hudson & Almond, dated November 3, 1975, and being Lots 6, 7, 8, 9 10, 11 and the western half of Lot No. 12, as shown on a map of the John Beard farm by C.M. Miller, recorded in the Office of the Register of Deeds for Rowan County, North Carolina in Map Book 10.

         The conveyance is made subject to right-of-way of Southern Railway Company and water pipeline, storm and sanitary sewer right-of-way of the City of Salisbury.

         TRACT II: BEGINNING at an existing iron post, the southeastern corner of Mary B. Thompson, said existing iron post being North 24 deg. 08 min. West 6.3 feet from the north margin of the pavement of Long Street, SR #2100; thence with Mary B. Thompson North 24 deg. 08 min. West 230.13 feet to an existing iron post, said existing iron post being South 24 deg. 08 min. East 39.91 feet from the southernmost track of The Southern Railway; thence North 64 deg. 44 min. East 100.13 feet to a new iron post, corner of Ruth A. Grier, said iron post being South 64 deg. 44 min. West 2.67 feet from an existing ironpost and North 24 deg. 08 min. West 45.2 feet from the southernmost track of The Southern Railway; thence with Ruth A. Grier, South 24 deg. 08 min. East 232.37 feet to an existing iron post located North 24 deg. 08 min. West 6 feet from the north margin of the pavement of Long Street; thence more or less parallel with the north margin of the pavement of Long Street South 66 deg. 00 min. West 100.11 feet to the point of BEGINNING, as shown on a map of the property of Taylor Manufacturing Company by W. Howard Dorris, RLS, dated November 15, 1978 and being Lot #13 of the John Beard Property as shown on map recorded in the Rowan County Register of Deeds Office in Map Book Page 10.

         TRACT III: BEGINNING at a stake, the center of Lot No. 12, Dan Beasley's corner and running thence with Beasley's line North 27 deg. 30 min. West 281 feet,more or less, to a stake on line of Southern Railway Company; thence with the line of Southern Railway Company, North 57 deg. 30 min. East 50 feet to a stake, corner of Lot No. 13; thence with line of Lot No. 13, South 27 deg. 30 min. East 285 feet to a stake on Long Street; thence with line of Long Street, South 62 deg. 30 min. West 50 feet to a stake, the BEGINNING corner, being the northern one-half of Lot No. 12 as shown on the map of the Beard and Feanster property in the East Ward of the City of Salisbury.

         Being the same property conveyed from Taylor Manufacturing Company, Inc. to Beard Family Partnership by deed recorded in Book 605 at Page 983 of the Rowan County Public Registry; and from the Beard Family Partnership by deed recorded in Book 0846 at Page 0017 of the Rowan County Public Registry on March 3, 1999.